UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2012

NAUGATUCK VALLEY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54447	01-0969655
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

333 Church Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 720-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    Effective August 31, 2012, Naugatuck Valley Financial Corporation (the “Company”) and its wholly-owned subsidiary, Naugatuck Valley Savings and Loan (the “Bank”), each appointed Sharon A. Blanchette and Mark S. Graveline as its Co-Interim President and Chief Executive Officer.

Ms. Blanchette (age 47) is Senior Vice President and Chief Risk Officer of the Bank and has served in this capacity since November 2011. From August 2009 to November 2011, she served as an Assistant Director of ICS Risk Advisors, Moorestown, New Jersey, a risk management services firm. From March 2009 to July 2009, she served as Director of Internal Audit and Corporate Compliance Officer of Somerset Medical Center, Somerville, New Jersey. From September 2007 to December 2008, she served as Vice President, Internal Audit and Control of PeoplesBank, Holyoke, Massachusetts. There are no family relationships between Ms. Blanchette and any director or executive officer of the Company or the Bank. There is no transaction, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company or the Bank was or is to be a participant and the amount involved exceeds $120,000, and in which Ms. Blanchette had or will have a direct or indirect material interest.

Mr. Graveline (age 56) is Senior Vice President and Chief Lending Officer of the Bank. He has served in this capacity since February 2005. There are no family relationships between Mr. Graveline and any director or executive officer of the Company or the Bank. There is no transaction, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company or the Bank was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Graveline had or will have a direct or indirect material interest.

Item 8.01	Other Events.

On August 31, 2012, the Company and the Bank issued a press release announcing the appointment of Ms. Blanchette and Mr. Graveline as Co-Interim President and Chief Executive Officer of both the Company and the Bank. A copy of the press release is attached as an exhibit to this Current Report and incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit 99.1 – Press Release Dated August 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAUGATUCK VALLEY FINANCIAL CORPORATION

Date: August 31, 2012	By:	/s/ Lee R. Schlesinger
Lee R. Schlesinger Senior Vice President and Chief Financial Officer